UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Goodness Growth Holdings, Inc.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

207 South 9th Street
Minneapolis, Minnesota 55402
Dear Goodness Growth Holdings, Inc. Shareholders:
We are excited to invite you to attend the annual meeting (the “Meeting”) of shareholders (“Shareholders”) of Goodness Growth Holdings, Inc. (“Goodness Growth”), to take place on November 18, 2022 at 10:00 a.m. Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person.
At the Meeting, you will be asked to consider and vote upon the following proposals:
1.
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation;

2.
to elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year;

3.
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration; and

4.
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

You will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No vote is required in connection with this item.
The Board unanimously recommends that Shareholders vote FOR each of the proposals set forth in the Circular.
YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF GOODNESS SHARES YOU OWN.
Whether or not you virtually attend the Meeting, you are encouraged to provide voting instructions in accordance with the instructions set forth on the enclosed form of proxy or voting instruction form provided to you by your broker, investment dealer or other intermediary as soon as possible. We urge you to read the enclosed Circular carefully and to promptly vote by following the instructions in the enclosed materials.
We thank you for your consideration and continued support.
Sincerely,
/s/ Dr. Kyle E. Kingsley

Dr. Kyle E. Kingsley
Chief Executive Officer and Chair of the Board
Minneapolis, Minnesota
October 19, 2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
November 18, 2022
NOTICE IS HEREBY GIVEN that, an annual meeting (the “Meeting”) of holders (“Shareholders”) of the subordinate voting shares (the “Subordinate Voting Shares”), multiple voting shares (the “Multiple Voting Shares”), and super voting shares (the “Super Voting Shares”), each without par value (collectively, the “Goodness Shares”) of Goodness Growth Holdings, Inc. (“Goodness Growth”) will be held on November 18, 2022 at 10:00 a.m. Central Time via live webcast at https://web.lumiagm.com/233296322. There will be no physical location for Shareholders to attend. Online check-in will begin at 9:30 a.m. Central Time, and we encourage you to allow ample time for the online check-in procedures. The accompanying proxy statement and management information circular (the “Circular”) contains defined terms.
The Meeting is being called for the following purposes:
1.
to fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation;

2.
to elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year;

3.
to appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the board of directors of Goodness Growth (the “Board”) to fix their remuneration; and

4.
to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.

The Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021, and the report of the auditors thereon. No shareholder vote is required in connection with this item.
Specific details of the matters proposed to be put before the Meeting are set forth in the Circular which accompanies this Notice of Annual Meeting of Shareholders (the “Notice of Meeting”). The Board is not aware of any other business to be presented for a vote at the Meeting.
The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on October 14, 2022 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, (i) the number of Subordinate Voting Shares outstanding and entitled to vote at the Meeting is 86,721,030, each of which is entitled to one vote; (ii) the number of Multiple Voting Shares outstanding and entitled to vote at the Meeting is 348,642, each of which is entitled to 100 votes; and (iii) the number of Super Voting Shares outstanding and entitled to vote at the Meeting is 65,411, each of which is entitled to 1,000 votes.
Whether or not you are able to virtually attend the Meeting, you are encouraged to provide voting instructions in accordance with the instructions set forth on the enclosed form of proxy or voting instruction form provided to you by your broker or other intermediary as soon as possible by (1) visiting the internet site listed on the form of proxy or voting instruction form, (2) calling the toll-free number listed on the form of proxy or voting instruction form or (3) submitting your enclosed form of proxy or voting instruction form by mail by using the provided self-addressed, stamped envelope. To be counted at the Meeting, a Shareholder’s proxy or voting instructions must be received by 10:00 a.m. (Central Time) on November 16, 2022 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Please note, if you received a voting instruction form and you hold your Goodness Shares through a broker or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Goodness Growth reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.
The Board unanimously recommends that Shareholders vote “FOR” the setting of the number of directors at seven in Proposal 1, “FOR” the election of the nominees to the Board in Proposal 2, and “FOR” the appointment and remuneration of auditors in Proposal 3.
Shareholders who are planning to provide voting instructions in accordance with the enclosed form of proxy or voting instruction form are encouraged to review the Circular carefully before submitting such form.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on November 18, 2022
The Notice of Meeting, the Circular, and form of proxy are available on the internet at the following website: investors.vireohealth.com/financials/regulatory-filings/
DATED as of October 19, 2022.
BY ORDER OF THE BOARD
/s/ Dr. Kyle E. Kingsley

Name: Dr. Kyle E. Kingsley
Title: Chief Executive Officer and Chair of the Board

This Circular includes forward-looking statements. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Goodness Growth’s business, operations, future results and financial condition, see “Risk Factors” in Goodness Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 29, 2022 (collectively, the “2021 Annual Report”).

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PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR
This proxy statement and management information circular (the “Circular”) is being furnished in connection with the solicitation of proxies by management of Goodness Growth Holdings, Inc. (“Goodness Growth”) for use at the annual meeting (the “Meeting”) of its shareholders (the “Shareholders”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Annual Meeting of Shareholders (the “Notice of Meeting”).
NOTICE REGARDING INFORMATION
When used in this Circular, the terms “Goodness Growth,” “we,” “our,” “us” and the “Company” refer to Goodness Growth Holdings, Inc. and our consolidated subsidiaries; the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2021 refers to the 12-month period ended December 31, 2021).
Unless otherwise specifically stated, information contained in this Circular is given as of October 14, 2022. This Circular is dated October 19, 2022, and is first being mailed to the Shareholders on or about October 28, 2022. Unless otherwise specifically stated, all references to dollars or to “$” are references to United States dollars unless otherwise indicated.
This Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.
Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors.

QUESTIONS AND ANSWERS ABOUT THE MEETING
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Meeting. The following questions and answers may not include all the information that is important to the Shareholders. We urge the Shareholders to carefully read this entire Circular, including the documents referred to herein.
Why am I receiving these materials?
We are providing this Circular to you in connection with the solicitation, by the board of directors of Goodness Growth (the “Board”), of proxies to be voted at the Meeting. You are receiving this Circular because you were a Shareholder as of the close of business on October 14, 2022 (the “Record Date”). The Notice of Meeting provides notice of the Meeting and this Circular describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders. This solicitation of your proxy or proxies (your vote) is made on behalf of management of Goodness Growth. The cost of this solicitation will be borne by Goodness Growth.
It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other representatives of Goodness Growth.
What is a Proxy?
A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you. We have enclosed a form of proxy with this Circular. You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.
When and where is the Meeting?
The Meeting will be held on November 18, 2022 at 10:00 a.m. Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person. The live webcast will be available at https://web.lumiagm.com/233296322.
What is Goodness Growth proposing?
At the Meeting, you will be asked to consider and vote upon the following proposals:
Proposal 1	To fix the number of directors for the ensuing year at seven, subject to such increases as may be permitted by Goodness Growth’s articles of incorporation (the “Goodness Articles”)
Proposal 2	To elect the seven nominees proposed by management of Goodness Growth as directors of Goodness Growth for the ensuing year
Proposal 3	To appoint Davidson & Company LLP as the auditors of Goodness Growth for the ensuing year and to authorize the Board to fix their remuneration; and
Proposal 4	To transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.
The Shareholders will also receive the audited consolidated financial statements of Goodness Growth for the year ended December 31, 2021 (the “2021 Audited Financial Statements”), and the report of the auditors thereon. No shareholder vote is required in connection with this item.
What are the Board’s recommendation as to how I should vote on these proposals?
The Board unanimously recommends that Shareholders vote “FOR” the setting of the number of directors at seven in Proposal 1, “FOR” the election of the nominees to the Board in Proposal 2, and “FOR” the appointment and remuneration of auditors in Proposal 3.

Who may vote at the Meeting and how are votes counted?
Only record holders of the subordinate voting shares (the “Subordinate Voting Shares”), multiple voting shares (the “Multiple Voting Shares”), and super voting shares (the “Super Voting Shares”), each without par value (collectively, the “Goodness Shares”) of Goodness Growth, as of the Record Date (the “Registered Shareholders”) will be entitled to vote at the Meeting. On the Record Date, Goodness Growth had 86,721,030 Super Voting Shares, 348,642 Multiple Voting Shares and 65,411 Subordinate Voting Shares outstanding. On each matter to be voted upon at the Meeting, each outstanding Super Voting Share entitles the holder to 1,000 votes; each outstanding Multiple Voting Share entitles the holder to 100 votes; and each outstanding Subordinate Voting Share entitles the holder to one vote.
How do I attend and participate at the Meeting?
Goodness Growth is holding the Meeting as a completely virtual meeting, which means the Meeting will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to participate or vote at the Meeting, Shareholders must have a valid username.
Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/233296322. Such persons may enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting, as described below:
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Registered Shareholders:   The control number located on the form of proxy (or in the email notification you received) is the Username. The password to the Meeting is “goodness2022” (case sensitive). If as a Registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

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Duly appointed proxyholders:   Our registrar, Odyssey Trust Company (“Odyssey”), will provide the proxyholder with a username by e-mail after the voting deadline has passed. The password to the Meeting is “goodness2022” (case sensitive). Only Registered Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Beneficial Shareholders (Shareholders who hold their Goodness Shares through a broker, investment dealer, bank, trust company, custodian, nominee, or other intermediary (an “Intermediary”)) who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Beneficial Shareholders who wish to appoint themselves as proxyholder to participate or vote at the Meeting) MUST submit their duly completed proxy or voting instruction form (“VIF”) AND register the proxyholder. See “How do I appoint a third-party as proxy?” for more information.

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Beneficial Shareholders and Guests:   Beneficial Shareholders who have not duly appointed themselves as proxyholder, and other individuals, will be able to attend the Meeting online at https:// web.lumiagm.com/233296322 as a guest but will not be able to participate or vote at the Meeting. The password to the Meeting is “goodness2022” (case sensitive). See “What is a Beneficial Shareholder?” for more information.

How do I submit my vote?
Voting by Proxy before the Meeting — Registered Shareholders
If you are a Registered Shareholder as of the Record Date, you can vote by:
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completing, dating and signing the enclosed proxy card and returning it to Odyssey, Goodness Growth’s registrar and transfer agent, by mail or hand delivery to Odyssey Transfer Inc., Trader’s Bank Building, 702, 67 Yonge Street, Toronto ON M5E 1J8; or

•
logging on to the internet through Odyssey’s website at https://login.odysseytrust.com/pxlogin. Registered Shareholders must follow the instructions provided and refer to the enclosed proxy form for the holder’s account number and the proxy access number.

If you are voting by proxy, you must ensure that the proxy is received not later than 10:00 a.m. Central Time on November 16, 2022, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Meeting at his or her discretion, without notice.
Voting by Proxy before the Meeting — Beneficial Shareholders
If you are a Beneficial Shareholder and wish to participate or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder, in addition to the steps described above you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit the completed and executed legal proxy to Odyssey. Requests for registration from Beneficial Shareholders that wish to participate or vote at the Meeting or, if permitted, appoint a third-party as their proxyholder must be sent by e-mail to appointee@odysseytrust.com and received by 10:00 a.m. Central Time on November 16, 2022. See “What is a Beneficial Shareholder?” for more information.
Voting at the Meeting
Registered Shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to participate or vote at the Meeting. This is because Goodness Growth and its registrar and transfer agent do not have a record of the Beneficial Shareholders, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder.
If you are a Beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the VIF sent to you and must follow all of the applicable instructions provided by your Intermediary. See “How do I attend and participate at the Meeting?” above and “How do I appoint a third-party proxy?” below for more information.
Can I change or revoke my vote after I return my proxy card or VIF?
Yes. In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a proxy may revoke it by:
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Executing a proxy bearing a later date or by executing a valid notice of revocation, either of foregoing to be executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, if the Registered Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Odyssey or to Goodness Growth’s office at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, at any time up to and including the last business day that precedes the Meeting or any reconvening thereof, or to the Chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other matter provided by law; or

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Attending the Meeting online and voting the Registered Shareholder’s Goodness Shares.

A Beneficial Shareholder who wishes to revoke his, her, their, or its vote should carefully follow the instructions on how to do so provided by the applicable Intermediary, as instructions and timing may vary with each Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.
A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.
How do I appoint a third-party proxy?
The following applies to Shareholders who wish to appoint a person (a “third-party proxyholder”) other than the management nominees set forth in the form of proxy or VIF as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to participate or vote at the Meeting.

What is a Beneficial Shareholder?
The Shareholders who do not hold the Goodness Shares in their own name are known as “Beneficial Shareholders,” or “Non-Registered Shareholders.” If the Goodness Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Goodness Shares will not be registered in the Shareholder’s name on the records of Goodness Growth. Such Goodness Shares will more likely be registered under the names of Intermediaries. In Canada, the vast majority of such Goodness Shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Goodness Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Corporation (which acts as depositary for many United States brokerage firms and custodian banks).
Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every Intermediary has its own mailing process and provides its own return instructions to clients.
There are two kinds of Beneficial Shareholders: Objecting Beneficial Owners object to their name being made known to the issuers of securities which they own; and Non-Objecting Beneficial Owners (“NOBOs”) who do not object to the issuers of the securities they own knowing who they are.
If you are a Beneficial Shareholder, you should carefully follow the instructions of your Intermediary in order to ensure that your Goodness Shares are voted at the Meeting.
The proxy form supplied to you by your Intermediary will be similar to the proxy we provide to Registered Shareholders. However, its purpose is limited to instructing the Intermediary on how to vote your Goodness Shares on your behalf. Most Intermediaries delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in Canada and in the United States. Broadridge mails a VIF in lieu of the proxy provided by Goodness Growth. The VIF will name the same persons as are named on Goodness Growth’s form of proxy to represent your Goodness Shares at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of Goodness Growth), who is different from any of the persons designated in the VIF, to represent your Goodness Shares at the Meeting, and that person may be you. To exercise this right, insert the name of the desired representative, which may be you, in the blank space provided in the VIF. The completed VIF must then be returned to Broadridge in accordance with Broadridge’s instructions. Broadridge will then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of the Goodness Shares to be represented at the Meeting and the appointment of any shareholder’s representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have your Goodness Shares voted or to have an alternate representative duly appointed to attend the Meeting to vote your Goodness Shares.
Shareholders who wish to appoint a third-party proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Goodness Shares MUST submit their proxy or VIF (as applicable) appointing such third-party proxyholder AND register the third-party proxyholder, as described below.
Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or VIF. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate or vote at the Meeting.
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Step 1:   Submit your proxy or VIF: To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the form of proxy or VIF (if permitted) and follow the instructions for submitting such form of proxy or VIF. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or VIF. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to participate or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder. See below under this section for additional details.

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Step 2:   Register your proxyholder: To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com by 10:00 a.m. Central Time on November 16, 2022 and provide

Odyssey with the required proxyholder contact information, number of shares appointed, name in which the Goodness Shares are registered if you are a Registered Shareholder, or name of the Intermediary where the Goodness Shares are held if you are a Beneficial Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to participate or vote at the Meeting.
If you are a Beneficial Shareholder and wish to participate or vote at the Meeting, you MUST insert your own name in the space provided on the VIF sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary. Please also see further instructions under the heading “How do I attend and participate at the Meeting?” above for more information.
What constitutes a quorum?
The Meeting will be held only if a quorum is present. A quorum will be present if there is at least one Shareholder or duly appointed proxyholder who is present in person or by proxy at the Meeting. Goodness Shares represented by properly completed proxy cards or VIFs either marked “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Meeting. If Goodness Shares are held by Intermediaries who are prohibited from exercising discretionary authority for Beneficial Shareholders who have not given voting instructions, those Goodness Shares will be counted as represented at the Meeting for the purpose of determining whether a quorum is present at the Meeting.
What vote is required to approve the proposals presented at the Meeting?
The vote required to approve all of the proposals listed herein assumes the presence of a quorum.
No.	Proposal	Votes Necessary
1.	Setting the Number of Directors Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Setting the Number of Directors Proposal.

2.	Director Election Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Director Election Proposal.

3.	Auditors Appointment Proposal
Approval requires the affirmative vote of a majority of the votes cast by the holders of Goodness Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Auditors Appointment Proposal.

How will broker non-votes be treated?
A “broker non-vote” occurs when an Intermediary who holds its customer’s Goodness Shares in street name submits proxies for such Goodness Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when Intermediaries have not received any instructions from their customers. Without specific instructions, Canadian Intermediaries are prohibited from voting their customers’ Goodness Shares.
Without specific instructions, U.S. Intermediaries, as the holders of record, are permitted to vote their customers’ Goodness Shares on “routine” matters only, but not on other matters.
Who will count the votes?
A representative of our registrar and transfer agent, Odyssey, will act as scrutineer at the Meeting and will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.
Who pays to prepare, mail and solicit the proxies?
The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers, and regular employees of Goodness Growth. Goodness Growth has also retained Odyssey to assist it in connection with its communications with Shareholders. In connection with these services, Odyssey is expected to receive a fee, including costs, of approximately $19,500 including out-of-pocket expenses. Goodness Growth will bear all costs of this solicitation. We have arranged for Intermediaries to forward the Meeting materials to Non-Registered Shareholders and we may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.
How will my Goodness Shares be voted if I sign, date and return my proxy card or VIF?
If you sign, date and return your proxy card or VIF and indicate how you would like your Goodness Shares voted, your Goodness Shares will be voted or withheld from voting as you have instructed. If you sign, date and return your proxy card or VIF but do not indicate how you would like your Goodness Shares voted, your proxy will be voted “FOR” the matters put to Shareholders in the proxy.
Does Goodness Growth have cumulative voting?
Shareholders have no cumulative voting rights.
What if other matters come up during the Meeting?
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
How do I contact the Secretary of Goodness Growth?
In several sections of this Circular, we suggest that you should contact the Secretary of Goodness Growth to follow up on various items. You can reach our Secretary by writing to Attn: Corporate Secretary, 207 South 9th Street, Minneapolis, Minnesota 55402 USA.
Principal Holders of Voting Securities.
As of the date of the Record Date, to the knowledge of the directors and executive officers of Goodness Growth, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth carrying 10% or more of the voting rights attached to any class of outstanding voting securities of Goodness Growth entitled to vote at the Meeting, other than Dr. Kyle E. Kingsley, Goodness Growth’s Chair of the Board and Chief Executive Officer. Dr. Kyle E. Kingsley holds 65,411 Super Voting

Shares, which represent approximately 9.1% of all the issued and outstanding Goodness Shares as of October 14, 2022 (calculated on an as converted to Subordinate Voting Share, non-diluted basis).
Financial Statements.
The 2021 Audited Financial Statements, including the report of the auditors thereon, will be placed before the Meeting. Additional information may be obtained upon request from the Vice President — Investor Relations at 207 S. Ninth Street, Minneapolis, Minnesota 55402 USA or by email at samgibbons@vireohealth.com. Copies of these documents and additional information are also available on Goodness Growth’s website at investors.vireohealth.com/ financials/regulatory-filings/, under Goodness Growth’s SEDAR profile at www.sedar.com and EDGAR profile at www.sec.gov.
Your vote is important.
Whether or not you plan to participate in the Meeting, prompt voting will be appreciated.
Shareholders can vote their Goodness Shares via the internet. Instructions for using this convenient service are provided on the proxy card or VIF. Of course, you may still vote your Goodness Shares on the proxy card or VIF via mail. To do so, we ask that you complete, sign, date and return the enclosed proxy card or VIF promptly in the postage-paid envelope.
Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to Be Held on November 18, 2022:
This Circular and the 2021 Annual Report are available free of charge at: investors.vireohealth.com/financials/regulatory-filings/.

PROPOSAL 1: SETTING NUMBER OF DIRECTORS
The Board currently consists of seven directors and Goodness Growth proposes to fix the number of directors at seven for the ensuing year. Accordingly, at the Meeting, the Shareholders will be asked to fix the number of directors at seven. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT SEVEN.
PROPOSAL 2: ELECTION OF DIRECTORS
The size of the Board is currently set at seven directors. The term of office of each of the seven current directors will end at the conclusion of the Meeting. At the Meeting, it is proposed that seven directors be elected until the next annual general meeting of the Shareholders or until their successors are elected or appointed. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCBCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Shareholders or if no director is then elected, until a successor is elected.
Nominees for Election as Directors at the Meeting
Each of the director nominees below is currently a director of Goodness Growth. The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers.”
Name of Nominee	Director Since	Residency	Principal Occupation(1)
Dr. Kyle E. Kingsley	March 2019	Minnesota, USA	Founder and Chief Executive Officer of Goodness Growth and Chair of the Board
Chelsea A. Grayson(2)(3)(4)	March 2019	California, USA	Executive-in-Residence, Wunderkind (formerly BounceX)
Ross M. Hussey(3)(4)	July 2020	Minnesota, USA	Attorney, Smith Jadin Johnson, PLLC
Victor E. Mancebo(2)(3)(4)	January 2021	Florida, USA	Chief Executive Officer, TheraTrue, Inc.
Judd T. Nordquist(2)	March 2019	Minnesota, USA	CPA and Partner, Abdo L.L.P.
Josh Rosen	August 2021	Arizona, USA	Managing Partner, Bengal Capital
Amber H. Shimpa(4)	March 2019	Minnesota, USA	Chief Administrative Officer of Goodness Growth

(1)
The information as to principal occupation, business, or employment of non-management directors is not within the knowledge of the management of Goodness Growth and has been furnished by the respective proposed nominees.

(2)
Member of the Audit Committee of the Board (the “Audit Committee”).

(3)
Member of the Compensation Committee of the Board (the “Compensation Committee”).

(4)
Member of the Nominating and Corporate Governance Committee of the Board (the “N&G Committee”).

None of the nominees for director of Goodness Growth are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and officers of Goodness Growth acting in solely such capacity. Dr. Kingsley is married to Ms. Shimpa’s sister.
Director Qualifications
Our Board believes that each member of the Board has the experience, qualifications, attributes, and skills that make him or her suitable to serve as our director, in light of our highly regulated cannabis business, our complex operations and large number of employees.

Dr. Kingsley’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; capital markets transactions; and cannabis industry knowledge.
Ms. Grayson’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; branding and marketing; and corporate governance.
Mr. Hussey’s specific qualifications, experience, skills and expertise include cannabis industry knowledge; cannabis-related legislation; and corporate strategy.
Mr. Mancebo’s specific qualifications, experience, skills and expertise include cannabis industry knowledge and experience; leadership and management; and corporate strategy.
Mr. Nordquist’s specific qualifications, experience, skills and expertise include financial statements and financial transactions; external and internal audit; and corporate strategy.
Mr. Rosen’s specific qualifications, experience, skills and expertise include financial transactions and investments and cannabis industry knowledge.
Ms. Shimpa’s specific qualifications, experience, skills and expertise include leadership and management; financial statements and financial transactions; cannabis industry knowledge; and security and inventory control.
The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding each director, director nominee and executive officer of Goodness Growth. A brief biography of each person who serves as a director or executive officer follows the table.
Name	Age*	Position
Dr. Kyle E. Kingsley	47	Chief Executive Officer and Chair of the Board
Chelsea A. Grayson	50	Director
Ross M. Hussey	44	Director
Victor E. Mancebo	38	Director
Judd T. Nordquist	52	Director
Josh Rosen	49	Director
Amber H. Shimpa	43	Chief Administrative Officer and Director
Dr. Stephen Dahmer	47	Chief Medical Officer
John A. Heller	54	Chief Financial Officer
Christian Gonzalez	41	Chief Operating Officer
Patrick Peters	48	Executive Vice President, Retail
Harris Rabin	47	Chief Marketing Officer
J. Michael Schroeder	55	General Counsel, Chief Compliance Officer, and Secretary

*
As of the date of this Circular.

Dr. Kyle E. Kingsley is a board-certified emergency medicine physician and founder of Goodness Growth. Dr. Kyle E. Kingsley has served as CEO and a director of Goodness Growth (and its predecessors Vireo U.S./Minnesota Medical Solutions LLC) since July 2014. Dr. Kyle E. Kingsley has expansive experience in starting medical cannabis companies in well-regulated, limited-license states with narrow timelines for implementation. Dr. Kyle E. Kingsley has been involved with all aspects of medical cannabis implementation, from horticulture and manufacturing to finance and policy. Dr. Kyle E. Kingsley’s primary goal is to build mainstream, cannabis-based, alternatives to opioids, alcohol, and tobacco. Dr. Kyle E. Kingsley’s extensive experience with opioid pain medications and alcohol in the emergency department setting was a major reason for his desire to build a physician-led, science-focused cannabis company. Simultaneously with his emergency medicine staffing responsibilities, Dr. Kyle E. Kingsley founded and developed multiple companies including Clinical Scribes LLC, a medical scribe documentation training and implementation company, which he founded in 2007. Clinical Scribes LLC and its offshoot Medical Scribe Training Systems focus on efficient training of medical professionals, specifically medical scribes. Expertise developed in this setting has led to direct benefits for Goodness Growth which is building an industry- leading, medically-sound, employee education system. Dr. Kyle E. Kingsley is also the author of a wide array of scientifically robust medical scribe training textbooks, “The Ultimate Medical Scribe Handbook” series, which is used by companies across the country to train their medical scribes. Dr. Kyle E. Kingsley also founded MedMacros LLC in 2012, a medical documentation augmentation company that provides physicians and other healthcare providers with online templates to improve documentation speed and comprehensiveness. Dr. Kyle E. Kingsley also brings medical device start up expertise via Doctor Sly LLC, a company focused on development of intellectual property for simple cooling devices used to treat common medical conditions. Currently MigraineBox is a potential treatment for headaches by way of simple cooling of the head and neck. Dr. Kyle E. Kingsley obtained a patent for this method of cooling. Dr. Kyle E. Kingsley received a Bachelor of Science degree in Biochemistry and a Bachelor of Arts degree in German from University of Minnesota in Duluth and received a Doctor of Medicine degree from the University of Minnesota, Twin Cities. During his time at the University of Minnesota, Duluth, Dr. Kyle E. Kingsley worked extensively in a biochemistry laboratory and developed expertise in HPLC and other laboratory techniques that are directly applicable to the medical cannabis industry. Dr. Kyle E. Kingsley is married to Ms. Shimpa’s sister.
Chelsea A. Grayson was the CEO of True Religion (formerly Nasdaq: TRLG) and also sat on the True Religion board of directors (where she chaired the Audit Committee) from 2017 to 2019. Previously, she was the CEO and a board member of American Apparel (formerly NYSE MKT: APP) from 2016 to 2017. In addition to her service on the Goodness Growth Board and various committees, Ms. Grayson sits on the board of directors of Xponential Fitness (NYSE: XPOF), where she is a member of the Audit Committee and Spark Networks (NYSE: LOV), where she is a member of the Audit Committee. She also serves as an Executive in Residence at Wunderkind (formerly BounceX) and sits on the board of directors of Lapmaster- Wolters (AKA Precision Surfacing Solutions), where she chairs the board and iHerb, where she serves as the lead independent director and chairs the Nomination & Corporate Governance Committee. Ms. Grayson is a former member of the board of directors of Sugarfina, Inc., where she was a member of the Steering Committee, and the board of directors of Delta Dental, where she was a member of the Nominating & Corporate Governance Committee. Prior to joining American Apparel, Ms. Grayson was a partner in the M&A/corporate governance practice groups of Jones Day and Loeb & Loeb. Ms. Grayson is a Board Leadership Fellow and a Corporate Governance Fellow with the National Association of Corporate Directors (NACD). She is also a member of the Board of Advisors for the Department of English at the University of California, Los Angeles. She is a recipient of the In-House Impact Award from The Recorder (The American Lawyer) and of the 40 Under 40 Recognition Award from the M&A Advisor. She was also named one of “L.A.’s Top 40 Dealmakers” in the Los Angeles Business Journal “Who’s Who in L.A. Law”. Ms. Grayson received a Bachelor of Arts degree in English Literature and Business/Economics from the University of California, Los Angeles and received a Juris Doctor degree from Loyola Law School in Los Angeles, California. American Apparel, of which Ms. Grayson served as Chief Executive Officer, filed for Chapter 11 bankruptcy protection during her tenure.
Ross M. Hussey is an attorney with over 15 years of experience who practices in multiple states and jurisdictions and focuses primarily on complex litigation and representing private businesses. He has practiced with Smith Jadin Johnson, PLLC since June 2019. From April 2015 through May 2019, he practiced with Benson, Kerrane, Storz & Nelson, PC. Mr. Hussey is a founding member of Vireo U.S. where he helped create and launch Minnesota Medical Solutions, LLC. He has served as a director of Goodness Growth since July 2020 and sits on the Compensation and Nominating and Corporate Governance Committees. Mr. Hussey previously served as General Counsel for Minnesota Medical Solutions from December of 2014 to March of 2016 before returning to private practice. He also has prior government relations experience and was involved in the implementation of the medical cannabis program in Minnesota. Mr. Hussey holds a Bachelor of Arts degree in Political Science from Gustavus Adolphus College and received a Juris Doctor degree from William Mitchell College of Law.
Victor E. Mancebo is a business professional with nearly 20 years of experience in a variety of operational, retail, and agricultural leadership roles for several national and regional companies in the United States. Mr. Mancebo has amassed executive leadership roles in Banking, Education, Logistics, Technology, Food Safety, Manufacturing, Agriculture, and Retail. He has served as the Chief Executive Officer and Director of TheraTrue, Inc. since January 2021. From July 2018 through December 2020, Mr. Mancebo served as the President, Chief Executive Officer and as a Director of Liberty Health Sciences Inc. (OTCQX: LHSIF), a profitable vertically integrated cannabis company with 29 dispensaries and a 250,000 square feet production facility housed in 387 acres in Florida, which has served over 100,000 patients to date. At Liberty Health Sciences Inc., Mr. Mancebo was responsible for the growth and success of various departments including retail, sales, compliance, production, processing, cultivation, construction, facilities, and accounting. Prior to that experience, Mr. Mancebo served as a Partner and Chief Operations Officer at Gelatys from April 2016 through April 2018. From 2013 to 2020, Mr. Mancebo served as the Founder and Managing Director at iAgriGroup, where he was responsible for the expansion, strategy and overall operational execution of the international agriculture and food production company. Mr. Mancebo has served as a director since January 2021. He holds a B.A. from Florida International University and a Master Black Belt Six Sigma Certification.
Judd T. Nordquist is a Certified Public Accountant and partner at a Minnesota-based CPA firm, Abdo L.L.P., with more than 28 years of experience and has served on several Board of Advisors, Audit Committees, and has leadership roles with several organizations. He has served on our Board since March 2019 and is Chair of Audit Committee and the Goodness Transaction Committee. As a Business Partner at Abdo, Mr. Nordquist leads the manufacturing, distribution and agriculture segment of the firm where he is responsible for setting the strategic plan and delivering results. Mr. Nordquist helps business owners with business and tax planning, mergers and acquisitions, cash flow management, budgeting, overhead computations, auditing and entrepreneurial consulting services throughout North America and Europe. Mr. Nordquist graduated from Minnesota State University, Mankato with a Bachelor of Science degree in Accounting and is currently attending Harvard University in pursuit of their Corporate Director Certificate. He is a member of the American Institute of Certified Public Accountants, the Minnesota Society of Certified Public Accountants and DFK International.
Josh Rosen has served as Managing Partner of Bengal Capital, a cannabis investment and advisory firm, since December 2020. Through May of 2021, Mr. Rosen was a director of 4Front Ventures Corporation (CSE: FFNT); Mr. Rosen was previously Executive Chairman and CEO of 4Front and its predecessor companies, having co-founded 4Front in 2011. Rosen has held positions at Credit Suisse (NYSE: CS) and ABN AMRO Bank N.V. (OTCMKTS: AAVMY) and is on the Board of Managers of Ninety Plus Coffee, LLC. Mr. Rosen holds a Bachelor of Arts in Economics and Philosophy from Beloit College.
Amber H. Shimpa has served as the Chief Administrative Officer for Goodness Growth since December 2019 and as a director since March 2019. From January 2015 through December 2019, Ms. Shimpa served as Goodness Growth’s Chief Financial Officer. As Chief Administrative Officer, she leads Goodness Growth’s human resources, communications, and policy teams and further drives the integration of people and culture for Goodness Growth. She works closely with Dr. Kyle E. Kingsley, in his role as CEO, to perpetuate Goodness Growth’s core values and culture as its workforce continues to rapidly expand. Ms. Shimpa spearheads Goodness Growth’s Corporate Social Responsibility initiatives and Diversity and Inclusion programs. Ms. Shimpa currently serves on the Board and is a member of the Nominating and Corporate Governance Committee. Ms. Shimpa has 14 years of experience as a financial services professional with various commercial and investment banking organizations. Prior to joining Goodness Growth, Ms. Shimpa spent nine years as Vice President of a $1.6 billion bank focused on commercial, nationwide lending. Her experience in the highly regulated banking environment has engrained quality and control in her leadership and financial management approach. Banking is often seen as a challenge for operators within the cannabis industry. Ms. Shimpa’s understanding of the strict compliance requirements in the banking industry, coupled with Goodness Growth’s scientific and safe medical model, have led to welcoming discussions with banks, and ultimately the first known open banking relationship with a cannabis-related company in the U.S. Ms. Shimpa holds a Bachelor of Arts degree in Business from the University of North Dakota. Dr. Kyle E. Kingsley is married to Ms. Shimpa’s sister.
Dr. Stephen Dahmer Dr. Stephen Dahmer is a board-certified family physician whose passion for health and healing has taken him around the globe. Dr. Dahmer has served as the Chief Medical Officer of Goodness Growth since September 2015. A fellow of the Arizona Center for Integrative Medicine, for over two decades he has studied the relationships between plants and people, working closely with diverse cultures and documenting their uses of plants and other integrative therapies. Aspiring to understand ethnomedical systems, as well as the plants and traditional beliefs that support them, Dr. Dahmer has worked in divergent settings including Umbanda terreiros in the heart of Brazil’s second largest slum, Maori clinics in New Zealand, native healers on the Palauan Islands, and as a hospitalist to the Navajo (Dine) Tribe in Chinle, Arizona. Dr. Dahmer has given over 150 lectures on cannabinoid-related medical topics and is involved in two large-scale clinical trials studying medical cannabis, opioids, and chronic pain. At Goodness Growth, Dr. Dahmer oversees clinical research partnerships, pharmacovigilance, physician outreach and engagement, and over 200 employees providing education, support, awareness and a compassionate patient experience to tens of thousands of patients utilizing medical cannabis. From June of 2015 to present, Dr. Dahmer has served as Assistant Clinical Professor in the Department of Family Medicine and Community Health at the Icahn School of Medicine at Mount Sinai where he passionately provided innovative primary care for seven years in New York City where he lives and resides with his family. In addition, since May of 2018, Dr. Dahmer has served as a Family Physician and Director of Holistic Primary Care at Scarsdale Integrative Medicine. Dr. Dahmer received his Bachelor of Arts degree in Zoology and Spanish, as well as his Medical Doctor degree from the University of Wisconsin.
John A. Heller has been serving as the Chief Financial Officer of Goodness Growth since July 2020. Mr. Heller has 30 years of experience managing finance, accounting, IT, and business information functions in a variety of public and private companies. Prior to joining Goodness Growth, Mr. Heller served as the Chief Financial Officer of Lift Brands, Inc., a worldwide fitness center franchisor from July 2016 to July 2020. From 1998 through April 2016, Mr. Heller served as Senior Vice President of Finance and Treasurer of

LifeTime Fitness, Inc. He began his career as a public accountant and Certified Public Accountant working for Arthur Andersen in Minneapolis, Minnesota. Mr. Heller has been involved in raising over $2 billion of capital through public and private equity, senior and subordinated debt, real estate financing, and sale leasebacks. Mr. Heller has a Bachelor of Science degree in Accounting from St. John’s University in Collegeville, Minnesota.
Christian Gonzalez is an engineer and manufacturing entrepreneur with over 15 years of experience in the medical device, pharmaceutical and aerospace/defense industries. He has served as Goodness Growth’s Chief Operating Officer since November 2020. Prior to that he served as Goodness Growth’s Executive Vice President, Operations from September 2019 to November 2020 and as Vice President, Manufacturing Operations from June 2019 until September 2019. From December 2017 until June 2019, Mr. González served as General Manager of Pennsylvania Medical Solutions, LLC, a former subsidiary of Goodness Growth. Mr. González founded and has served as the Chief Executive Officer of Esmeril Industries LLC, a successful medical device/aerospace component manufacturing company since August 2008. Mr. González’s knowledge of the startup process, thorough understanding of good manufacturing methods/practices, and commitment to quality are useful tools in the ever-evolving medical device and pharmaceutical industries. At Goodness Growth, Mr. González is involved in such activities as strategic planning and capital raising efforts to mergers and acquisition activities. As Executive Vice President of Operations, Mr. González helps drive and achieve operational, manufacturing and revenue goals in line with Goodness Growth’s vision. Mr. González has a Bachelor of Science degree in Mechanical Engineering from the University of Puerto Rico.
Harris Rabin has served as Goodness Growth’s Chief Marketing Officer since May 2019. In this role, he oversees marketing and brand building efforts. Mr. Rabin brings two decades of relevant experience, including executive leadership roles in the consumer healthcare and beverage alcohol industries. He is an accomplished marketing leader with a proven and consistent track record. In addition, he also has served as Chief Marketing Officer of Willow Bark Brands, Inc. since May 2020. Prior to joining Goodness Growth, from 2014 to 2019, he served as Global Vice President of Marketing at Anheuser-Busch InBev (ABInBev), where he led brand building efforts for a multi-billion-dollar global portfolio of core beer brands. Mr. Rabin has a Bachelor of Arts degree in Mathematics and Economics from Northwestern University and a Master of Business Association degree from MIT Sloan School of Management.
Patrick Peters is a highly driven retail executive with experience in industry-leading brands across diverse market segments. Mr. Peters is experienced in developing innovative and effective solutions to drive continuous improvement and financial results. He has served as Goodness Growth’s Executive Vice President of Retail since November 2020. Prior to that he served as Senior Vice President of Retail, Wholesale, and E-Commerce at Goodness Growth from November 2019 to November 2020. Prior to that, from June 2018 to July 2019, Mr. Peters served as the Regional Director of Rue21, where he managed Rue21’s retail locations on the East Coast. Mr. Peters served as a Financial Planner at Northwest Mutual from June 2017 to March 2018, where he assisted individuals with life insurance and financial planning. From June 2013 to February 2017, Mr. Peters served as Chief Operating Officer and Vice President of Retail at Costume SuperCenter, where he focused on growing infrastructure of new e-commerce retail acquisition.
J. Michael Schroeder has been serving as Goodness Growth’s General Counsel, Chief Compliance Officer, and Secretary since July 2018. Mr. Schroeder is an attorney with over 28 years of experience, including six years in law firm practice in New York City area and 22 years in house at four companies. He previously served as General Counsel of two other publicly traded companies. From July 2014 through February 2018, Mr. Schroeder served as General Counsel and Chief Compliance Officer of Deluxe Corporation. Mr. Schroeder has expertise in a wide variety of substantive areas of the law, including corporate structuring and transactions, securities, employment, contracts, real estate, capital markets, intellectual property, international trade, litigation management, dispute resolution, and administrative law, as well as in managing the legal and regulatory compliance functions and teams for several companies. He has also provided corporate secretarial services for each of his private company employers. Mr. Schroeder received a Bachelor of Science degree, magna cum laude, in Business with a concentration in Finance from the University of Colorado at Boulder and a Juris Doctor degree from Duke University. In 2011, Mr. Schroeder filed a bankruptcy petition under Chapter 7 of Title 11 of the United States Bankruptcy Code in connection with his personal guarantee of real estate development projects and the inability to refinance related indebtedness. In June of 2012, the bankruptcy was discharged.

BOARD OF DIRECTORS, COMMITTEES, AND GOVERNANCE
Overview
The Board is committed to sound corporate governance practices, as such practices are both in the interests of Shareholders and help to contribute to effective and efficient decision-making. Under National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines, Goodness Growth is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, Goodness Growth is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act.
The Board is responsible for the oversight of the business and affairs of Goodness Growth. The Board oversees the development of Goodness Growth’s strategic plan and the ability of management to continue to deliver on the corporate objectives.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to Goodness Growth’s officers, external auditors, and external legal counsel.
Board Leadership Structure
Currently, Board believes that it should have the flexibility to periodically determine the leadership structure that is best for Goodness Growth and review such structure to determine whether it continues to serve Goodness Growth and our Shareholders. The Board believes the current leadership structure, with Dr. Kyle E. Kingsley serving as our Chief Executive Officer and as Chair of the Board, provides a well- functioning and effective balance between strong management leadership and appropriate oversight by the independent directors. The Board believes this is the optimal structure to guide Goodness Growth and maintain the focus required to achieve the business goals and grow shareholder value.
Director Independence
The independence of our directors is determined under the Nasdaq listing standards (“Nasdaq Rules”). The Nasdaq Rules include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with Goodness Growth either directly or as a partner, shareholder or officer of an organization that has a relationship with Goodness Growth. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment or which is deemed to be a material relationship under National Instrument 52-110 — Audit Committees (“NI 52-110”).
The Board has determined that five of our seven current directors are independent persons under the Nasdaq Rules and NI 52-110, which is the majority of our Board: Chelsea A. Grayson, Ross M. Hussey, Victor E. Mancebo, Judd T. Nordquist, and Josh Rosen. Dr. Kyle E. Kingsley and Amber H. Shimpa are executive officers of Goodness Growth and are therefore not independent.
The directors who are independent within the meaning of such term under NI 58-101 meet in executive session, without the presence of non-independent directors and members of management, in conjunction with each regularly scheduled meeting of the Board. During 2021, 26 executive sessions were held. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including members of management, being present, on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.

Meetings
In 2021, the Board held 26 meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings, and the N&G Committee held five meetings. Each director attended at least 75% of the meetings during the time he or she served as a member of the Board or a Board committee. Directors who served on the Audit Committee, Compensation Committee, and N&G Committee attended all of the committee meetings held in 2021 on which they served.
Committees of Our Board of Directors
The standing committees of our Board consist of the Audit Committee and the Compensation Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. The following table summarizes the current membership of the Board and each of its committees:
Director Name	Audit Committee	Compensation Committee	N&G Committee
Dr. Kyle Kingsley
Chelsea Grayson	Member	Member	Chair
Ross Hussey		Chair	Member
Victor Mancebo	Member	Member	Member
Judd Nordquist	Chair
Josh Rosen
Amber Shimpa			Member
Our Board has adopted a charter for each of the three standing committees that addresses the composition and responsibilities of each committee. Copies of such materials are available on our website at investors.vireohealth.com/governance/Governance-Documents.
Audit Committee
Pursuant to the Audit Committee’s charter, its functions include assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for Goodness Growth and the audits of its financial statements, and in ensuring the adequacy and effectiveness of Goodness Growth’s risk management programs.
The Audit Committee currently is comprised of three directors Chelsea A. Grayson, Victor E. Mancebo and Judd T. Nordquist (chair). Each of these directors is independent as contemplated by NI 52-110 and the Nasdaq Rules. An audit committee member is independent if the member meets the requirements of the Nasdaq Rules and has no direct or indirect material relationship with Goodness Growth that could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. The Board has determined that all members of the Audit Committee are financially literate, and that Mr. Nordquist qualifies as an “audit committee financial expert” for purposes of the SEC’s rules.
Compensation Committee
The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation, and retention of senior management and other key employees with the skills and expertise needed to enable Goodness Growth to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. Generally, the Chief Executive Officer, the Chief Administrative Officer, who is also the head of human resources, and the General Counsel participate in meetings of the Compensation Committee at the Compensation Committee’s request to provide relevant background information regarding Goodness Growth’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation Committee utilizes the information provided by management along with input from its independent compensation consultant and the knowledge and experience of the Compensation Committee members in making compensation decisions regarding executive and director compensation.

The Compensation Committee currently is comprised of three independent directors: Chelsea A. Grayson, Ross M. Hussey (chair), and Victor E. Mancebo. Each of these directors is independent as contemplated by NI 52-110 and the Nasdaq Rules.
N&G Committee
The N&G Committee assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of Goodness Growth and the size, structure, and membership of the Board and its committees, as well as making recommendations to the Board with respect to director compensation. The N&G Committee also is responsible for identifying and reviewing the qualifications of prospective nominees for director and recommending the slate of nominees for inclusion in Goodness Growth’s proxy statement and management information circular and presentation to the Shareholders at the Meeting. The members of the N&G Committee are Chelsea A. Grayson (chair), Ross M. Hussey, Victor E. Mancebo and Amber H. Shimpa.
Nomination of Directors
In evaluating candidates for nomination to the Board, the N&G Committee may take into consideration such factors and criteria as it deems appropriate, including judgment, skill, integrity, reputation, diversity, business, and other experience and whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. The Board does not have a diversity policy, but the N&G Committee considers diversity as one of the factors when evaluating candidate and the N&G Committee specifically considers the representation of women on the Board.
The N&G Committee also will consider director candidates recommended by Shareholders pursuant to the requirements of the advance notice provisions in the Goodness Articles regarding the nomination of directors of Goodness Growth by a Shareholder. See “Shareholder Proposals for the 2023 Annual Meeting — Shareholder Recommendations for Director Nominations” below for more information.
Board’s Role in Risk Oversight
The role of our Board in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer and the other members of senior management having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees taking an active role in the management of critical business risks and providing oversight of risk management and control processes.
Goodness Growth’s senior management is responsible for reporting to the Board on the principal risks associated with Goodness Growth’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by senior management to the Board at each regularly scheduled Board meeting.
The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management and reviewing the adequacy of Goodness Growth’s internal control over financial reporting. The Compensation Committee has primary responsibility for Goodness Growth’s compensation policies, plans, and practices regarding both executive compensation and the compensation structure generally and in particular, reviews Goodness Growth’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by Goodness Growth’s employees.
Orientation and Continuing Education
All new directors are provided with an initial orientation, commensurate with their previous experience, regarding the nature and operation of Goodness Growth’s business and its strategy and as to the role of the Board and its committees, as well as the legal obligations of a director of Goodness Growth. Directors are periodically updated on these matters.
Board meetings may also include presentations by Goodness Growth’s management and employees to give the directors additional insight into Goodness Growth’s business.

Board and Committee Assessment
The N&G Committee is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees, and the contribution of individual directors. Assessments of the Board and its committees will consider the Board mandate and the applicable committee charter. Assessments of individual directors will consider the position description and skills and competencies applicable to that individual.
The N&G Committee will discuss the collective assessment to determine what, if any, actions should be taken to improve effectiveness.
Corporate Governance Guidelines
The Board has adopted the Corporate Governance Guidelines, which are available on Goodness Growth’s website at investors.vireohealth.com/governance/Governance-Documents.
Code of Ethics and Business Conduct
The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive, principal financial, and principal accounting officers. The Code of Ethics and Business Conduct is available on our website at investors.vireohealth.com/governance/Governance-Documents.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K of the Exchange Act (“Regulation S-K”). None of our executive officers serves or has served as a member of the Board, Compensation Committee, or other Board committee performing equivalent functions of any entity that has one or more executive officers serving on our Compensation Committee.
Role of Compensation Consultant
The Compensation Committee retained The Bedford Consulting Group Inc. (the “Consultant”) in 2020 and 2021 to assist in evaluating our executive compensation programs and in setting executive officer compensation. During 2021, at the direction of the Compensation Committee, the Consultant assisted the Compensation Committee by providing services, including the following:
•
participating in Compensation Committee meetings, as requested;

•
conducting a comparison of the executive compensation to those of peer companies in the same and adjacent industries;

•
updating the Compensation Committee on evolving compensation trends and best practices; and

•
advising Goodness Growth on the competitiveness of our executive compensation program design and award values.

In order for the Compensation Committee to evaluate our executive compensation, the Consultant supported the Compensation Committee in identifying companies in the cannabis, pharmaceutical and consumer products industries with similar market capitalization, and/or companies with whom we could potentially compete for talent. The Consultant benchmarked our aggregate pay, executive compensation program design and performance to those of these peers.
The Consultant is engaged directly by the Compensation Committee but regularly consulted with management in performing work requested or delegated by the Compensation Committee. The Consultant also performed separate services for management consisting of a review of the compensation and benefits programs for the broader Goodness Growth population for which we expect to pay approximately $25,000. The Compensation Committee approved these other services.

The Compensation Committee has determined that the Consultant is independent and that its work for the Compensation Committee and its work for management in 2021 has not raised any conflicts of interest.
Shareholder Communications with the Board of Directors
Shareholders who wish to communicate with our Board may do so by writing to the Secretary of Goodness Growth at the address of Goodness Growth’s headquarters. Communications that relate to matters that are within the scope of the responsibilities of our Board and its committees are to be forwarded to the Chair of the Board. Communications that relate to matters that are within the responsibility of one of the committees are also to be forwarded to the Chair of the applicable committee. Communications that relate to ordinary business matters that are not within the scope of our Board’s responsibilities, such as customer complaints, will be sent to the appropriate Goodness Growth personnel.

INFORMATION CONCERNING DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as directors. For information about the compensation of Dr. Kyle E. Kingsley, see the section entitled “Information Concerning Executive Compensation” below.
The director compensation program is intended to provide a total compensation package that enables Goodness Growth to attract and retain qualified and experienced directors and to align our directors’ interests with those of our shareholders by including a substantial portion of their compensation in Goodness Shares. The Compensation Committee makes a recommendation to the N&G Committee regarding director compensation, which the N&G Committee will then approve, modify, or reject. The N&G Committee will then propose such compensation to the Board for approval. The Compensation Committee, N&G Committee, and the Board consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the directors in determining the level of long-term equity incentive awards to be granted, if any.
For 2021, non-employee director compensation was comprised of an annual cash retainer of $71,000 and equity compensation of $50,000 each of options to purchase Goodness Shares (the “Goodness Options”) and restricted share units for Goodness Shares (the “Goodness RSUs”). For 2022, non- employee director compensation will be comprised of an annual cash retainer of $73,000 and equity compensation of $50,000 each of Goodness Options and Goodness RSUs.
The following table reflects the total compensation earned by or paid to our non-employee directors in 2021
Name and Principal Position	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)	Total ($)
Chelsea A. Grayson	71,000	98,683	58,711	228,394
Ross M. Hussey	71,000	37,580	58,711	167,291
Victor E. Mancebo(2)	68,042	37,507	58,711	164,260
Judd T. Nordquist	71,000	87,683	58,711	217,394
Josh Rosen(3)	27,204	25,000	29,320	81,524

(1)
The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. The assumptions used in calculating the valuations are set forth in Note 19 to the 2021 Audited Financial Statements in the 2021 Annual Report. At December 31, 2021 the directors had the following Goodness Options outstanding: Ms. Grayson and Mr. Nordquist each held 308,189 vested Goodness Options and 39,300 Goodness Options that vested in full on June 11, 2022; Mr. Hussey held 72,049 unvested Goodness Options that vested in full on June 11, 2022; Mr. Mancebo held 6,550 Goodness Options that vested in full on June 11, 2022; and Mr. Rosen did not hold any Goodness Options.

(2)
Mr. Mancebo joined the Board in January 2021 and received pro-rated 2021 cash and equity compensation.

(3)
Mr. Rosen was appointed to the Board on August 12, 2021 and received pro-rated 2021 cash and equity compensation.

INFORMATION CONCERNING EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of Goodness Growth. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how Goodness Growth’s compensation program is structured for its Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”).
Compensation Governance
The Board has not adopted any formal policies or procedures to determine the compensation of our directors or executive officers. The compensation of the directors and executive officers making over $200,000 per year is determined by the Board, based on the recommendations of the Compensation Committee. Recommendations of the Compensation Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data.
The Compensation Committee currently consists of three directors: Ross M. Hussey, chair. Chelsea A. Grayson and Victor E. Mancebo, all of whom are independent. For details regarding the experience of the members of the Compensation Committee, see “Directors and Executive Officers” and “Board of Directors, Committees, and Governance.”
The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for recommending to the Board compensation levels for directors, recommending compensation levels, perquisites and supplemental benefits for the executive officers. In addition, the Compensation Committee is charged with reviewing Goodness Growth’s equity incentive plans, including the 2018 Plan and the 2019 Plan (each as defined below), and proposing changes thereto and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is responsible for approving any equity or incentive awards under the 2019 Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers, and for overseeing our Board annual self-evaluation process.
The Compensation Committee endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of our shareholders. In addition, the Compensation Committee reviews our annual disclosure regarding executive compensation for inclusion where appropriate in our disclosure documents.
Elements of Compensation
Base Salary
Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive, and overall performance and the time which the executive officer is required to devote to Goodness Growth in fulfilling his or her responsibilities.
Long-Term Equity Incentive Awards
Long-term incentives are intended to align the interests of Goodness Growth’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of Goodness Options, stock appreciation rights (“SARs”), restricted stock (“Goodness RS Awards”) and Goodness RSUs to be granted, if any, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly- traded companies of similar size, in the same business as Goodness Growth. The Compensation Committee and the Board also consider previous grants of Goodness Options and the overall number of Goodness Options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Goodness Options, SARs, Goodness RS Awards or Goodness RSUs and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience, and level of commitment of the executive officer in determining the level of long-term equity incentive awards.
Equity Compensation Plans
The following table sets forth, as of December 31, 2021, securities authorized for issuance under each of the Goodness Growth 2018 Equity Incentive Plan (the “2018 Plan”) and the Goodness Growth 2019 Equity Incentive Plan (the “2019 Plan”). All outstanding Goodness Options under the 2018 Plan, as well as all outstanding compensation warrants, settle in Subordinate Voting Shares of Vireo. Outstanding Goodness Options under the 2019 Plan settle in either Subordinate Voting Shares or Multiple Voting Shares, at Goodness Growth’s option. Figures below are presented on an as-converted basis.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	7,205,496	$1.14	5,605,637
Equity compensation plans not approved by security holders	16,020,842	$0.30	—
Total	23,226,338	$0.47	5,605,637
In January 2019, Goodness Growth adopted the 2019 Plan, which was approved by Shareholders. Subject to adjustment provisions as provided in the 2019 Plan, the maximum number of Subordinate Voting Shares that may be issued under the 2019 Plan is equal to 10% of the number of issued and outstanding Subordinate Voting Shares from time to time, on an as converted to Subordinate Voting Shares basis. No future awards will be made under the 2018 Plan. Awards under the 2019 Plan may be made in any form permitted under the 2019 Plan, in any combinations approved by the Board. For the purposes of this report, the term “as converted to Subordinate Voting Shares basis” includes the conversion of the Multiple Voting Shares and Super Voting Shares into Subordinate Voting Shares.
Summary Compensation Table
The following table sets forth all compensation paid to or earned by the NEOs during the years 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Dr. Kyle E. Kingsley Chief Executive Officer	2021	360,000	—	176	360,176
	2020	295,269	—	176	295,445
John A. Heller Chief Financial Officer	2021	300,000	—	176	300,176
	2020	133,333	827,249	176	960,758
Christian Gonzalez Chief Operating Officer	2021	250,000	—	176	250,176
	2020	217,150	486,783	—	703,933

(1)
Consists of life insurance premiums paid on the executive’s behalf.

Employment Agreements
Dr. Kyle Kingsley:   On December 28, 2020, Dr. Kingsley entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Dr. Kingsley as Goodness Growth’s Chief Executive Officer. The initial term of the agreement is for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Dr. Kingsley’s agreement, Goodness Growth has agreed to pay Dr. Kingsley an annual base salary of $360,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by the Board. On February 2, 2022, Dr. Kingsley and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 100% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason, and (iii) amended the severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum payment equal to 200% of his annual base salary in place at the time.
John A. Heller:   On December 1, 2020, John A. Heller entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Mr. Heller as Goodness Growth’s Chief Financial Officer. The initial term of the agreement was for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Mr. Heller’s agreement, Goodness Growth has agreed to pay Mr. Heller an annual base salary of $300,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by Goodness Growth’s Chief Executive Officer. On February 2, 2022, Mr. Heller and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason.
Christian Gonzalez:   On December 1, 2020, Christian Gonzalez entered into an employment agreement with Goodness Growth, whereby Goodness Growth agreed to continue to employ Mr. Gonzalez as Goodness Growth’s Chief Operating Officer. The initial term of the agreement was for two years, but automatically extends for a one-year term on each succeeding one-year anniversary of the effective date of the agreement, subject to termination on an earlier date in accordance with the terms of their employment agreement, or unless either party gives written notice of non-renewal to the other party at least 180 days prior to automatic extension. Pursuant to Mr. Gonzalez’s agreement, Goodness Growth has agreed to pay Mr. Gonzalez an annual base salary of $250,000, with a potential annual cash bonus at Goodness Growth’s discretion in an amount determined by Goodness Growth’s Chief Executive Officer. On February 2, 2022, Mr. Gonzalez and Goodness Growth entered into an amendment to the employment agreement, which provided that (i) he will receive a retention bonus equal to 50% of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreement) or by him without good reason (as defined in the employment agreement), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause or by him without good reason.
Exercise of Compensation Securities by NEOs and Directors
During the fiscal year ended December 31, 2021, no compensation securities were exercised by any NEO or director of Goodness Growth.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information about outstanding equity awards for the NEOs as of December 31, 2021.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Kyle E. Kingsley	5,063,315	37,506(1)	—	$0.33	May 1, 2023
John A. Heller	410,919	904,022(2)	—	$0.77	September 10, 2030
Christian Gonzalez	125,000	375,000(3)	—	$1.19	November 29, 2030
	150,000	150,000(4)	—	$1.13	December 2, 2029
	112,518	37,506(5)	—	$0.33	December 21, 2028
	70,324	4,688(1)	—	$0.33	May 1, 2028

(1)
Goodness Options vest quarterly in equal amounts, with the final tranche vesting on March 31, 2022.

(2)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on September 30, 2024.

(3)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2024.

(4)
Goodness Options that vest quarterly in equal amounts, with the final tranche vesting on December 31, 2023.

(5)
Goodness Options vest quarterly in equal amounts, with the final tranche vesting on December 31, 2022.

Retirement Benefit Plans
Goodness Growth did not offer any retirement benefit plans in 2021.
Termination and Change in Control Benefits
Employment Agreements
As described in more detail above, Goodness Growth entered into employment agreements with Messrs. Kingsley, Heller, and Gonzalez in December 2020, which were amended on February 2, 2022. The following describes the benefits to which each of these executives is entitled under his employment agreement upon certain events. Under their respective agreements, none of the NEOs is eligible for any post- termination benefits in the event of termination for cause or without good reason or due to his retirement, death, or disability.

Upon a termination without Cause or for Good Reason before any Change in Control (each as defined below), the NEO would be entitled to: (i) severance equal to 50% (200% with respect to Dr. Kingsley) of his annualized base salary payable in equal installments over the 12 month period following termination and (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he were still an employee, through the earliest of: 6 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law.
Upon a termination without Cause or for Good Reason within 12 months after a Change in Control, the NEO would be entitled to: (i) severance equal to 50% of his annualized base salary payable in a lump sum, (ii) continued participation in Goodness Growth’s health insurance, with Goodness Growth paying the portion of the premiums it would pay if he were still an employee, through the earliest of: 12 months after termination, the date he becomes eligible for group health insurance from another employer, or the date he is no longer eligible to continue participating in Goodness Growth’s group health plan under applicable law, and (iii) up to $10,000 for outplacement services within 12 months of termination.
If the NEO’s employment is terminated without Cause or for Good Reason, and a Change in Control occurs (i) within 6 months after his termination date or (ii) within 1 year after his termination date, pursuant to an agreement executed within 60 days after his termination date, he is entitled to an additional cash payment equal to 50% of his annualized base salary in a lump sum payment no later than 10 days after the Change in Control.
In addition, pursuant to amendments to their employment agreements entered into on February 2, 2022, (i) each NEO will receive a cash retention bonus equal to 50% (100% in the case of Dr. Kingsley) of his annual base salary on the closing date of a change in control transaction, provided he is either still employed by Goodness Growth on such date or any termination of his employment prior thereto was not by Goodness Growth for cause (as defined in the employment agreements) or by him without good reason (as defined in the employment agreements), and (ii) previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction. In addition, Dr. Kingsley’s amended employment agreement provides that his severance payment rights upon termination of employment after a change in control (as defined in his employment agreement) such that if his employment is terminated by Goodness Growth without cause (as defined in his employment agreement) or by him for good reason (as defined in his employment agreement) during the twelve months following a change in control (as defined in his employment agreement), he will receive a lump sum cash payment equal to 200% of his annual base salary in place at the time.
For purposes of the employment agreements, “Cause” means (a) the employee’s material failure to perform his job duties competently as reasonably determined by the Board, which is not cured within 15 days of notice; (b) gross misconduct by the employee which the Board reasonably determines is (or will be if continued) demonstrably and materially damaging to Goodness Growth; (c) fraud, misappropriation, or embezzlement by the employee; (d) an act or acts of dishonesty by the employee and intended to result in gain or personal enrichment of the employee at the expense of Goodness Growth; (e) the employee’s conviction of or plea of nolo contendere to a felony regardless of whether involving Goodness Growth and whether or not committed during the course of his employment, other than with respect to any criminal penalties related to the illegality of possessing or using Marijuana under the Controlled Substance Act, 21 U.S.C. Section 812(b); (f) his violation of Goodness Growth’s Code of Conduct, Employee Handbook or other material written policy, as reasonably determined by the Board, which is not cured within 15 days of notice; or (g) the employee’s material breach of his employment agreement or the Restrictive Covenants Agreement.
For purposes of the employment agreements, “Good Reason” means the initial occurrence of any of the following events without the employee’s consent: (a) a material diminution in the employee’s responsibilities, authority or duties or a change in his title; (b) a material diminution in the employee’s salary, other than a general reduction in base salaries that affects all similarly situated Goodness Growth employees in substantially the same proportions; (c) a relocation of the employee’s principal place of employment to a location more than 50 miles from Goodness Growth’s headquarters in Minneapolis, Minnesota; or (d) the material breach of his employment agreement by Goodness Growth; provided, however, that “Good Reason” does not exist unless the employee first provides written notice to Goodness Growth within 30 days of the condition’s occurrence, such occurrence is not cured by Goodness Growth within 30 days of receipt of such notice, and the employee’s termination date occurs within 90 days of the initial occurrence of the condition.
For purposes of the employment agreements and the equity incentive plans, “Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of Goodness Growth. A change in the ownership of Goodness Growth which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of Goodness Growth that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of Goodness Growth, except that any change in the ownership of the stock of Goodness Growth as a result of a private financing of Goodness Growth that is approved by the Board will not be considered a Change in Control.

(ii)
Change in Effective Control of Goodness Growth. If Goodness Growth has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of Goodness Growth which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of Goodness Growth, the acquisition of additional control of Goodness Growth by the same Person will not be considered a Change in Control.

(iii)
Change in Ownership of a Substantial Portion of Goodness Growth’s Assets. A change in the ownership of a substantial portion of Goodness Growth’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from Goodness Growth that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Goodness Growth immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of Goodness Growth, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv)
Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with Goodness Growth.

(v)
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi)
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of Goodness Growth’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held Goodness Growth’s securities immediately before such transaction.

Equity Incentive Plan
Death or Disability
In the event of the termination of a participant’s employment due to death or disability, the participant’s vested Goodness Options will remain exercisable for six months after the termination date and unvested Goodness Options will be terminated. Goodness Options unexercised during that time period will be terminated.

Change in Control
In the event of a merger of Goodness Growth with or into another corporation or other entity or a Change in Control (as defined above), each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph) without a participant’s consent, including, without limitation, that (A) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by Goodness Growth without payment), or (II) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the foregoing actions, the administrator does not have to treat all awards, all awards held by a participant, or all awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding Goodness Options, including those not otherwise vested or exercisable, and the Goodness Options will be exercisable for a period of time determined by the administrator.
An award will be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Goodness Share subject to the award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Subordinate Voting Shares for each Goodness Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Goodness Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of a Goodness Option for each Goodness Share subject to such award, to be solely common shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Subordinate Voting Shares in the merger or Change in Control.
Notwithstanding the language in the equity plans, pursuant to the aforementioned employment agreements, previously granted equity awards that remain unvested will vest immediately prior to the closing date of a change in control transaction.
Other Termination
For any other termination of employment, vested Goodness Options remain exercisable for 30 days after the termination date and any unvested Goodness Options and vested Goodness Options not exercised during this time period will be terminated.

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth the beneficial ownership of Goodness Growth’s Shares as of October 14, 2022 for (i) each member of the Board, (ii) each NEO, (iii) each person known to Goodness Growth to be the beneficial owner of more than 5% of Goodness Growth’s securities, and (iv) the directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities of which a person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, each beneficial owner listed in the table has sole voting and investment power with regard to the Goodness Shares owned by such person. The ownership percentages are based on the following Goodness Shares outstanding at the close of business on October 14, 2022: 86,721,030 Subordinate Voting Shares, 348,642 Multiple Voting Shares, and 65,411 Super Voting Shares.
	Subordinate Voting Shares		Multiple Voting Shares		Super Voting Shares		Total(1)	Voting(2) Total
Name and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Dumont Global LP(3)	4,545,000	5.2%	—	—	—	—	4,545,000	3.5%	2.4%
NEOs and Directors
Dr. Kyle E. Kingsley(4)	5,100,821(3)	5.9%	—	—	65,411	100%	11,641,921	9.1%	37.7%
John A. Heller(4)	657,471	*	—	—	—	—	575,287	*	*
Christian Gonzalez(4)	640,660	*	—	—	—	—	581,283	*	*
Chelsea A. Grayson(4)	347,489	*	—	—	—	—	347,489	*	*
Ross M. Hussey(7)	72,049	*	16,803	4.8%	—	—	1,752,349	1.4%	*
Victor E. Mancebo(4)	6,550	*	—	—	—	—	6,550	*	*
Judd T. Nordquist(7)	347,489	*	845	*	—	—	431,989	*	*
Josh Rosen(5)	750,014	*	—	—	—	—	750,014	*	*
Amber H. Shimpa(6)	2,933,998	3.4%	8,521	2.4%	—	—	3,786,098	3.0%	2.0%
Directors and executive officers as a group (13 persons)(7)	14,255,715	16.4%	26,169	7.4%	65,411	100%	23,093,673	18.3%	44.0%

*
Less than 1%.

(1)
Total share values are on an as-converted to Subordinate Voting Share basis.

(2)
The voting percentages differ from the total capital stock percentages because our classes of securities have different voting rights and because the total capital stock numbers for each person reflect their beneficial ownership assuming they converted and exercised all shares that are convertible or exercisable within 60 days of October 14, 2022. Super Voting Shares have 1,000 votes per share and are convertible to 100 Subordinate Voting Shares. Multiple Voting Shares have 100 votes per share and are convertible to 100 Subordinate Voting Shares. Subordinate Voting Shares have one vote per share.

(3)
Reflects the Goodness Shares as reported on the Schedule 13G filed by Dumont Global LP with the SEC on February 8, 2022. Dumont Global LP has shared voting and dispositive power with Dumont Fund Partners LLC, Dumont Master Fund LP, and Chris Yetter. Dumont Global LP’s address is 215 Park Avenue South, 11th Floor, New York, NY 10003.

(4)
Reflects Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of October 14, 2022.

(5)
Includes 730,014 Subordinate Voting Shares owned by Bengal Catalyst Fund LP. As Managing Partner of Bengal Capital, Mr. Rosen has shared voting control over these shares.

(6)
Includes 2,910,468 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of October 14, 2022.

(7)
Includes 13,482,171 Goodness Options to purchase Subordinate Voting Shares that are exercisable within 60 days of October 14, 2022.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Aggregate Indebtedness
There is no indebtedness outstanding of any current or former director, executive officer or employee of Goodness Growth or any of its subsidiaries which is owing to Goodness Growth or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
Indebtedness of Directors and Executive Officers Under (1) Securities Purchase and (2) Other Programs
No individual is, or at any time during the most recently completed financial year of Goodness Growth was, a director or executive officer of Goodness Growth, and no proposed nominee for election as a director of Goodness Growth, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, indebted to Goodness Growth or any of its subsidiaries, or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year of Goodness Growth has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Goodness Growth or any of its subsidiaries.

PROPOSAL 3: APPOINTMENT OF AUDITORS
The Audit Committee has recommended to the Board that Davidson & Company LLP be nominated for appointment by the Shareholders to serve as Goodness Growth’s independent auditors, to audit the consolidated financial statements of Goodness Growth as of and for the fiscal year ending December 31, 2022. Davidson & Company LLP was first appointed in March 2019.
All audit and non-audit services provided by Davidson & Company LLP to Goodness Growth and its subsidiaries in fiscal years 2021 and 2020 are described below under “Auditor Fees.” All fees and services described under “Auditor Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with Davidson & Company LLP, subject to the approval of the Board. Davidson & Company LLP has advised Goodness Growth that it is “independent” of Goodness Growth within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board. Representatives of Davidson & Company LLP will be present at the Meeting and will have the opportunity to make a statement.
Goodness Growth is asking Shareholders to appoint Davidson & Company LLP to serve as Goodness Growth’s independent registered public accounting firm for ensuing year and to authorize the Board to fix their remuneration. If the Shareholders do not appoint Davidson & Company LLP, Davidson & Company LLP will continue to hold office until a successor auditor is appointed.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS GOODNESS GROWTH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.
Pre-Approval Policies and Procedures
The Audit Committee charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Certain minimal non-audit services may be approved by the Chair of the Audit Committee on behalf of the committee in accordance with the requirements of NI 52-110. All other non-audit services must be approved by the Audit Committee as a whole.
Reliance on Certain Exemptions
At no time has Goodness Growth relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.
Goodness Growth is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in Section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).
Audit Committee Oversight
At no time since the commencement of Goodness Growth’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

AUDITOR FEES
The Audit Committee charter requires the pre-approval of any and all audit services and permissible non-audit services to be performed by Goodness Growth’s independent public accounting firm. All fees and services described in the table below were pre-approved by the Audit Committee. The aggregate fees billed for professional services provided by Davidson & Company LLP for the fiscal years ended December 31, 2021 and 2020 are as follows:
	2021	2020
Audit Fees	$718,120	$428,140
Audit-Related Fees(1)	$—	$175,364
Tax Fees(2)	$28,622	$28,489
All Other Fees	—	—
Total	$746,742	$641,993

(1)
Includes fees for services related to the review of our SEC Registration Statement on Form 10.

(2)
Includes fees for services related to preparing and filing Form T1134 Information Return Relating to Controlled and Not Controlled Foreign Affiliates of Goodness Growth and the T2 Corporation Income Tax Return together with related schedules.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2021 Audited Financial Statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
The Audit Committee reviewed with Davidson & Company LLP, who is responsible for expressing an opinion on the conformity of the 2021 Audited Financial Statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the consolidated financial statements discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received from and discussed with Davidson & Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Davidson & Company LLP’s provision of non-audit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Davidson & Company LLP the overall scope and plans for the audit. The Audit Committee meets periodically, and at least quarterly, with Davidson & Company LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the 2021 Audited Financial Statements in the 2021 Annual Report for filing on SEDAR and on EDGAR.
Submitted by the Audit Committee
Judd T. Nordquist (Chair), Chelsea A. Grayson and Victor E. Mancebo.

OTHER BUSINESS
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Goodness Growth is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
STATEMENT OF RIGHTS
Securities legislation in the provinces and territories of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.
SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Goodness Growth is currently subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2023 annual meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Secretary of Goodness Growth on or before June 30, 2023 (which is 120 calendar days before the anniversary of the date this Circular was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or VIF relating to that meeting. In the event that we hold our 2023 annual meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2023 annual meeting of Shareholders.
A Shareholder also may nominate a person for election as a director of Goodness Growth at an annual meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the BCBCA by complying with the procedures set forth in the Advance Notice of the Goodness Articles.
Shareholder Recommendations for Director Nominations
The Goodness Articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of Goodness Growth by a Shareholder (who must also meet certain qualifications outlined in the Goodness Articles) (the “Nominating Shareholder”) at any annual meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provision”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Goodness Articles which are available on Goodness Growth’s website at investors.vireohealth.com/governance/governance-documents.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Secretary of Goodness Growth at the principal executive offices of Goodness Growth. To be timely, a Nominating Shareholder’s notice to the Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting

(which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Goodness Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the by-laws and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

HOUSEHOLDING OF MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple Shareholders in your household. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Secretary of Goodness Growth.
AUDITORS, REGISTRAR AND TRANSFER AGENT
The auditors of Goodness Growth are Davidson & Company LLP at its offices in Vancouver, British Columbia. The registrar and transfer agent for the Goodness Shares is Odyssey Transfer Inc. and Odyssey, respectively, at their offices in Vancouver, British Columbia.
INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described herein, to the knowledge of Goodness Growth, no “informed person,” proposed director, or any associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since January 1, 2020 or in any proposed transaction that has materially affected or would materially affect Goodness Growth or any of its subsidiaries. An “informed person” means, among others, (i) a director or executive officer of Goodness Growth or of a subsidiary of Goodness Growth, any person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of Goodness Growth or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of Goodness Growth other than voting securities held by the person or company as underwriter in the course of a distribution, and (iii) a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than as set forth herein, management of Goodness Growth is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of Goodness Growth at any time since the beginning of Goodness Growth’s last financial year or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.
DISTRIBUTION OF CERTAIN DOCUMENTS
The 2021 Annual Report is being made available with this Circular to our Shareholders. Shareholders are referred to the 2021 Annual Report, including the 2021 Audited Financial Statements and related management’s discussion and analysis contained therein, for financial and other information about us. The 2021 Annual Report is not part of this Circular.
We are required to file annual, quarterly, and current reports; proxy statements; and other reports with the SEC. Copies of these filings are available through our website at investors.vireohealth.com/financials/regulatory-filings, on the SEC’s website at www.sec.gov and on Goodness Growth’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this Circular and the 2021 Annual Report, without charge to any Shareholder upon request to Investor Relations at 207 South 9th Street, Minneapolis, MN 55402 USA, or by e-mail request to samgibbons@vireohealth.com.

APPROVAL OF THE BOARD
The contents of this Circular and the sending thereof to each director of Goodness Growth, each Shareholder entitled to Notice of Meeting to which this Circular relates and to the auditors of Goodness Growth has been approved by the Board.
DATED October 19, 2022.
BY ORDER OF THE BOARD
/s/ Dr. Kyle E. Kingsley

Name: Dr. Kyle E. Kingsley
Title:  Chief Executive Officer and Chair of the Board

GOODNESS GROWTH HOLDINGS, INC.Form of Proxy – Annual General Meeting to be held on November 18, 2022 Trader’s Bank Building702, 67 Yonge St.Toronto, ON M5E 1J8Appointment of ProxyholderI/We being the undersigned holder(s) of Goodness Growth Holdings, Inc. hereby appoint Dr.Kyle Kingsley or failing this person, J. Michael Schroeder ORPrint the name of the person you are appointing if this personis someone other than the Management Nominees listed herein:as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directionshave been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting (the “Meeting”) of Goodness Growth Holdings,Inc. (the “Corporation”) to be held virtually at https://web.lumiagm.com/233296322 on November 18, 2022 at 10:00 a.m. (Central Time) or at any adjournment thereof.1. Fix the Number of Directors. To fix the number of directors to be elected at the Meeting at seven, subject to such increases as may be permittedby the Articles of the Corporation.For Against2. Election of Directors. For Withhold For Withhold For Withholda. Dr. Kyle Kingsley b. Chelsea Grayson c. Ross Husseyd. Victor Mancebo e. Judd Nordquist f. Josh Roseng. Amber Shimpa3. Appointment of Auditors. To appoint Davidson & Company LLP, Chartered Professional Accountants, as auditors of the Corporation to holdoffice until the close of the next annual general meeting of shareholders and to authorize the directors of the Corporation to fix their remuneration.For WithholdAuthorized Signature(s) – This section must be completed for yourinstructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructions areindicated above, this Proxy will be voted as recommended by Management.Signature(s): Date/ /MM / DD / YYInterim Financial Statements – Check the box to the right if youwould like to receive interim financial statements and accompanyingManagement’s Discussion & Analysis by mail. See reverse forinstructions to sign up for delivery by email.Annual Financial Statements – Check the box to the rightif you would like to receive the Annual Financial Statements andaccompanying Management’s Discussion and Analysis by mail.See reverse for instructions to sign up for delivery by email

This form of proxy is solicited by and on behalf of Management.Proxies must be received by 10:00 a.m., Central Time, on November 16, 2022.Notes to Proxy1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. If you wish to appoint a person other thanthe persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must signthis proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentationevidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name appears on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be votedas recommended by Management.6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and,if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before theMeeting.8. This proxy should be read in conjunction with the accompanying documentation provided by Management.INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:To Vote Your Proxy Online please visit:https://login.odysseytrust.com/pxloginYou will require the CONTROL NUMBER printed withyour address to the right. If you vote by Internet,do not mail this proxy.To Virtually Attend the Meeting:You can attend the meeting virtually by visiting https://web.lumiagm.com andentering the meeting ID 233-296-322. For further information on the virtual meetingand how to attend it, please view the management information circular of thecompany. The password to join the meeting is goodness2022.To request the receipt of future documents via email and/or to sign up forSecurityholder Online services, you may contact Odyssey Trust Company atwww.odysseycontact.com.Voting by mail may be the only method for securities held in the name of a corporation or securitiesbeing voted on behalf of another individual. A return envelope has been enclosed for voting by mail.